UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washing, D.C. 20549

FORM 8-A12G

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

FIREMANS CONTRACTORS, INC.

(Exact name or registrant as specified in its charter)

Nevada	27-0811315
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2406 Gravel Drive
Fort Worth, TX 76118

(Address of principal executive offices)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ☐.

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box ☒.

Securities Act registration statement file number to which this form relates: 333-169384

Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act: Common

Item 1. Description of Registrant's Securities to be Registered.

The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-1, as amended, originally filed with the Commission on September 15, 2010 (Commission File Number 333-169384) is incorporated by reference herein.

Item 2.  Exhibits.

Exhibit	Description
3.1	Articles of Incorporation of Registrant (1)
3.2	Bylaws of Registrant (1)

1. Incorporated by reference to the Company's Registration Statement on Form S-1 as filed with the SEC on September 15, 2010.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

FIREMANS CONTRACTORS, INC.
(Registrant)

Date: September 14, 2012	By:	/s/ Renee Gilmore
Renee Gilmore
Principal Executive Officer